EXHIBIT 10.1

SIXTH AMENDMENT
to Seitel, Inc. Revolving Credit Agreement

       This Sixth Amendment dated as of May 11, 2001 (this "Sixth Amendment") is among Seitel, Inc., a Delaware corporation (the "Borrower"), the lenders set forth on the signature pages hereto (the "Lenders") and Bank One, NA, formerly known as The First National Bank of Chicago, individually and as agent for the Lenders (in such capacity, the "Agent").

       FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

       1.  Definitions.  Unless amended pursuant hereto or unless the context otherwise requires, all terms used herein which are defined in the Revolving Credit Agreement dated as of July 22, 1996 (as amended pursuant to a First Amendment to Seitel, Inc. Revolving Credit Agreement dated as of August 30, 1996, a Second Amendment to Seitel, Inc. Revolving Credit Agreement dated as of May 1, 1997, a Third Amendment to Seitel, Inc. Revolving Credit Agreement dated as of March 16, 1998, Amendment No. 4 dated as of August 10, 1999, a Fifth Amendment to Seitel, Inc. Revolving Credit Agreement dated as of March 16, 2001, and as it may have been further amended, supplemented or otherwise modified from time to time through the date hereof, the "Credit Agreement") among the Borrower, the Agent and the Lenders, shall have the meanings assigned to them in the Credit Agreement.

       2.  Amendments.  Upon the satisfaction of the conditions precedent set forth in Section 4 of this Sixth Amendment and effective as of the date hereof, the definition of "Facility Termination Date" set forth in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

       "'Facility Termination Date' means July 15, 2001 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof."

       3.  Representations and Warranties.  The Borrower hereby confirms, reaffirms and restates as of the date hereof the representations and warranties set forth in Article V of the Credit Agreement, provided that, with respect to the representations and warranties set forth in Section 5.6, the reference to "March 31, 1996" therein shall be deemed to read "December 31, 2000," and with respect to the representations and warranties set forth in Section 5.15, the references to "May 1, 1997" therein shall be deemed to be a reference to the date of this Sixth Amendment."

       4.  Conditions Precedent.  This Sixth Amendment and the amendments to the Credit Agreement provided for in Section 2 hereof shall become effective as of the date hereof when all of the following conditions precedent shall have been satisfied:

       (a)  The Agent shall have received counterparts of this Sixth Amendment duly executed and delivered by the Borrower and by all of the Lenders and consented to by all of the Subsidiary Guarantors.

       (b)  No Default or Unmatured Default shall have occurred and be continuing.

       5.  Effect on the Credit Agreement.  Except to the extent of the amendments expressly provided for herein, all of the representations, warranties, terms, covenants and conditions of the Loan Documents (a) shall remain unaltered, (b) shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and (c) are hereby ratified and confirmed in all respects.  Upon the effectiveness of this Sixth Amendment, all references in the Credit Agreement (including references in the Credit Agreement as amended by this Sixth Amendment) to "this Agreement" (and all indirect references such as "hereby", "herein", "hereof" and "hereunder") shall be deemed to be references to the Credit Agreement as amended by this Sixth Amendment.

       6.  Entire Agreement.  This Sixth Amendment, the Credit Agreement as amended by this Sixth Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

       7.  APPLICABLE LAW.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

       8.  Headings.  The headings, captions and recitals used in this Sixth Amendment are for convenience only and shall not affect the interpretation of this Sixth Amendment.

       9.  Counterparts.  This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first above written.

SEITEL, INC.

By:	/s/ Debra D. Valice

Debra D. Valice Executive Vice President - Chief Financial Officer

BANK ONE, NA, f/k/a The First National Bank of Chicago and successor by merger to Bank One, Texas, N.A., individually and as Agent

By:	/s/ Helen A. Carr

First Vice President

ACKNOWLEDGMENT AND CONSENT BY SUBSIDIARY GUARANTORS

       Each of the undersigned Subsidiary Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Fifth Amendment, and (ii) reaffirms its obligations under the Subsidiary Guaranty dated as of July 22, 1996 in favor of Bank One, NA, formerly known as The First National Bank of Chicago, as agent.

SEITEL DELAWARE, INC.
SEITEL GEOPHYSICAL, INC.
DDD ENERGY, INC.
SEITEL GAS & ENERGY CORP.
SEITEL POWER CORP.
SEITEL NATURAL GAS, INC.
MATRIX GEOPHYSICAL, INC.
EXSOL, INC.
DATATEL, INC.
SEITEL OFFSHORE CORP.
GEO-BANK, INC.
ALTERNATIVE COMMUNICATIONS ENTERPRISES, INC.
SEITEL INTERNATIONAL, INC.
AFRICAN GEOPHYSICAL, INC.
By:	/s/ Debra D. Valice

Debra D. Valice Vice President

SEITEL DATA CORP.
By:	/s/ Lisa Oakes

Lisa Oakes Vice President

SEITEL MANAGEMENT, INC.
By:	/s/ Debra D. Valice

Debra D. Valice President

SEITEL DATA LTD.
By:	Seitel Delaware, Inc., its general partner

	By:	/s/ Debra D. Valice

Debra D. Valice Vice President